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                                                                    EXHIBIT 99.1


SLIDE 1 - COVER SLIDE

"NS Group, Inc."

www.nsgrouponline.com
---------------------

SLIDE 2 - DISCLAIMER

This presentation contains forward-looking information with respect to the Company's operations and beliefs. Actual results may differ from these forward-looking statements due to numerous factors, including those discussed in the introductory paragraphs of Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company's Annual Report on Form 10-K for its fiscal year ended September 30, 2000.

SLIDE 3 - HIGHLIGHTS

Only seamless & welded OCTG producer in the U.S.
Substantial energy products capacity - 820,000 tons per year
Significant end-user relationships
Recognized high quality OCTG - 0.3% claims
Strategically located finishing facilities - Houston and Tulsa
Net debt free
Substantial operating leverage
   $10 per ton change = $0.25 - $0.30 per share

SLIDE 4 - SALES

(Graph Omitted - Tabular representation for EDGAR filing below)

Calendar 2000 sales for the year totaled $356,000,000
Welded tubular products represented 49% of total sales
Seamless tubular products represented 38% of total sales
Special Bar Quality (SBQ) products represented 13% of sales.

SLIDE 5 - CAPACITY

(Graph Omitted - Tabular representation for EDGAR filing below)

Substantial energy product capacity.
Welded tubular product capacity is 570,000 tons per year
Seamless tubular product capacity is 250,000 tons per year

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SLIDE 6 - OCTG MARKET SHARE

NS Group's estimated market share (in tons) for the sizes produced by the Company for the years 1997 1998 1999 and 2000 Estimated

(Graph Omitted - Tabular representation for EDGAR filing below)

Welded Casing products         Seamless Tubing products
    1997     26%               42%
    1998     20%               43%
    1999     29%               39%
    2000     23%               33%
Source:  Preston Pipe Report and Company estimates


SLIDE 7 - SIGNIFICANT END USER RELATIONSHIPS

                  Anadarko
                  Apache
                  Burlington
                  Chevron
                  El Paso
                  EOG
                  Exxon
                  Phillips........

SLIDE 8 - LOCATIONS

A graphic presentation of a map of the United States plotting the Company's corporate headquarters (in Kentucky) tube making facilities in Kentucky and Pennsylvania and tube finishing facilities in Oklahoma and Texas.

SLIDE 9 - STRONG FINANCIAL POSITION

(Dollars In millions, except per share)                       December 31, 2000
         Cash and investments                                    $  65.6
         Availability under revolving credit facility               50.0
                                                                 -------
                Total liquidity                                  $ 115.6
                                                                 =======
         13 1/2% senior secured notes                            $  67.7
         Other long-term debt                                        0.5
         Shareholders' equity                                      196.5
                                                                 -------
                Total capital                                    $ 264.7
                                                                 =======
         Debt to total capitalization                                 26%
         Shares outstanding                                         20.9
         Book value per share                                    $  9.39

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SLIDE 10 - INDUSTRY ENVIRONMENT

Average U.S. Rotary Rig Count - Oil & Gas

(Graph Omitted - Tabular representation for EDGAR filing below)

Oil            376            264           128           197          261
Gas            564            560           496           720          931
Total          943            826           625           918          1,192
Year           1997           1998          1999          2000         2001E

Source:  Baker Hughes, and Spears & Associates


SLIDE 11 - INDUSTRY ENVIRONMENT

Workover Rig Count

(Graph Omitted - Tabular representation for EDGAR filing below)

U.S.           1,422          1,088         835           1,056        1,146
Canada         358            251           253           342          370
Year           1997           1998          1999          2000         2001E

Source:  Baker Hughes and Spears & Associates



SLIDE 12 - INDUSTRY ENVIRONMENT

OCTG Consumption per average Rotary Rig

Drilling activity increasing
New level of efficiency (1,000 rigs today equals 1,500 rigs 15 years ago) Average well depth has increased 3% Completion rate has increased

(Graph Omitted - Tabular representation for EDGAR filing below)

OCTG Consumption (in tons per year)            1,500,000   2,100,000   2,900,000
Average Rotary Rig Count per year              723         918         1,200
Consumption per rig                            2,213       2,282       2,416
Year                                           1995        2000        2001E

Source:  Preston Pipe Report and API

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SLIDE 13 - INDUSTRY ENVIRONMENT

International Rig Count

(Graph Omitted - Tabular representation for EDGAR filing below)

International Rig Count             809     754      588      652      753
Year                                1997    1998     1999     2000     2001E

Source:  Baker Hughes and Spears & Associates


SLIDE 14 - INDUSTRY ENVIRONMENT

OCTG Imports

(Graph Omitted - Tabular representation for EDGAR filing below)

Imports  14%               19%              13%               26%
Year     1997              1998             1999              2000E

Source:  Preston Pipe Report




SLIDE 15 - INDUSTRY ENVIRONMENT

Industry-wide inventory - OCTG
Inventory tons per active rig

(Graph Omitted - Tabular representation for EDGAR filing below)

                  Inventory (tons)          Tons per Active Rig
Q1 1997           1,505,000                          1,645
Q2                1,674,000                          1,733
Q3                1,772,000                          1,776
Q4                1,711,000                          1,699

Q1 1998           1,670,000                          1,876
Q2                1,556,000                          1,891
Q3                1,430,000                          1,822
Q4                1,201,000                          1,894

Q1 1999           1,083,000                          2,153
Q2                  996,000                          1,717
Q3                  941,000                          1,289

Q4                  969,000                          1,257

Q1 2000           1,127,000                          1,454
Q2                1,320,000                          1,430
Q3                1,453,000                          1,432
Q4 E              1,500,000                          1,346


Source:  Preston Pipe Report, Baker Hughes and company estimates

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SLIDE 16 - STRATEGIC RESPONSES

Focusing on alloy OCTG products
   (increase to 55% of revenues in 2001 vs. 45% in 2000)
Double our program business
Reinforcing customer service
Restructured board and management
Restructuring initiatives





SLIDE 17 - SUBSTANTIAL OPERATING LEVERAGE
                                                     Next           Recent
                                                    Target       Performance
                                                    ------       -----------
Peak Energy Product Shipments
         Welded                                     450,000        90%
         Seamless                                   200,000        85%
Peak Energy Product Pricing
         Welded                                        $513      $497     97%
         Seamless                                      $918      $891     97%
      Peak Energy Product Sales (000's)            $414,000
      Cash Production Cost per Ton Shipped (1)         $480      $495     103%
      SG&A per Ton Shipped                              $20       $23     115%

         (1)  Before depreciation










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SLIDE 18 - SUBSTANTIAL OPERATING LEVERAGE

(Dollars in thousands, except per share)
                                                   Proforma(1)
                                                   ---------
Energy Segment EBITDA                              $  89,000
Energy Segment EBIT                                   66,000
SBQ EBIT (2)                                         (12,000)
                                                   ---------
                                                   $  54,000
Net interest expense                                  (6,000)
                                                   ---------
Pretax                                                48,000
Tax (2%)                                              (1,000)
                                                   ---------
Net income                                          $ 47,000
Per share                                              $2.25

         (1) Based on achieving "next target" volumes and prices
         (2) Annualized December 2000 results


SLIDE 19 - SUMMARY

Healthy energy business fundamentals
Significant NS Group market share
Strong operating leverage
Solid balance sheet
Restructured board and management
Substantial upside potential


SLIDE 20 - NS GROUP, INC. LOGO